UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 18, 2006
UNITED BANCORPORATION OF ALABAMA INC
(Exact name of registrant as specified in its charter)
Delaware	2-78572	63-0833573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
P.O. Drawer 8 - Atmore, AL 36502
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  251-446-6000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 14, 2006, the Corporation's wholly-owned subsidiary, United Bank (the"Bank"), mailed a report of recent events, including Bank financial results for the nine-months ended September 30, 2006.
The full text of the report is set forth in Exhibit 99.1 hereto.

Exhibits
EX-99.1	Report of United Bank

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA INC
Date: December 18, 2006	By:	/s/ Allen Jones
Allen Jones CFO